UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-5965	36-2723087
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois	60675
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 15, 2005, the Compensation and Benefits Committee of the Board of Directors of Northern Trust Corporation (the “Corporation”) approved grants of stock options and stock units to the following executive officers of the Corporation under the Northern Trust Corporation 2002 Stock Plan (the “2002 Stock Plan”), as set forth below:

Name	Title	Number of Stock Options	Number of Stock Units
William A. Osborn	Chairman, Chief Executive Officer and President	300,000	60,000

Steven L. Fradkin	Executive Vice President and Chief Financial Officer	55,000	12,000

Timothy P. Moen	Executive Vice President, Human Resources and Administration	45,000	10,000

William R. Morrison	Executive Vice President and President – Personal Financial Services	75,000	15,000

Timothy J. Theriault	Executive Vice President and President – Worldwide Operations and Technology	75,000	15,000

Terence J. Toth	Executive Vice President And President – Northern Trust Global Investments	75,000	15,000

Frederick H. Waddell	Executive Vice President and President – Corporate and Institutional Services	75,000	15,000

Kelly R. Welsh	Executive Vice President and General Counsel	45,000	10,000

Alison A. Winter	Executive Vice President and President – Personal Financial Services Northeast	45,000	10,000

On February 15, 2005, the Board of Directors of the Corporation approved a grant of stock units under the 2002 Stock Plan to the non-employee directors of the Corporation equal in value to (i) $60,000 less (ii) the value of 800 Stock Units from an earlier grant that will vest in 2005, with the value of the Stock Units determined in each case by the average of the high and low sale prices of the Corporation’s common stock on the date of the 2005 annual meeting of stockholders.

The terms and conditions of stock awards under the 2002 Stock Plan, including the grants disclosed herein, are set forth in the previously filed 2002 Stock Plan and, as applicable, the forms of the stock option agreement, stock award agreement, stock unit agreement, addendum to award agreement, non-solicitation agreement and director stock agreement under the 2002 Stock Plan, which are filed herewith as exhibits and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Form of Stock Option Agreement

10.2	Form of Stock Award Agreement

10.3	Form of Stock Unit Agreement

10.4	Form of Addendum to Award Agreement

10.5	Form of Non-Solicitation Agreement

10.6	Form of Director Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION (Registrant)

Date: February 18, 2005	By:	/s/ Timothy P. Moen
Timothy P. Moen
Executive Vice President,
Human Resources and Administration

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Form of Stock Option Agreement

10.2	Form of Stock Award Agreement

10.3	Form of Stock Unit Agreement

10.4	Form of Addendum to Award Agreement

10.5	Form of Non-Solicitation Agreement

10.6	Form of Director Stock Agreement